NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Newton Sustainable U.S. Equity Fund
(formerly, Neuberger Berman NVIT Socially Responsible Fund)

Supplement dated April 29, 2020
to the Summary Prospectus dated April 29, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on March 11, 2020 (the “Meeting”), the Board approved the termination of Neuberger Berman Investment Advisers, LLC (“Neuberger”) as the subadviser to the Fund, and the appointment of Newton Investment Management Limited (“Newton”) as the Fund’s new subadviser, effective at the close of business on May 8, 2020 (the “Effective Date”). Until the Effective Date, Neuberger will continue to serve as the subadviser of the Fund.

2.	From the date of this supplement to the Effective Date, the Summary Prospectus is amended as follows:

a.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in equity securities of mid- to large-cap companies that the subadviser believes follow principles of good corporate citizenship, as demonstrated by leadership in environmental concerns and progressive workplace practices, including diversity and community relations. The subadviser also typically looks at a company’s record in public health and the nature of its products. The Fund may invest in the securities of companies located or conducting business outside of the United States.
In pursuing its strategy, the Fund’s subadviser uses a “value” style of investment, which means investing in equity securities that the subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. The subadviser employs a research-driven and valuation-sensitive approach to stock selection that seeks to identify stocks in well-positioned businesses that it believes are undervalued in the market. It looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above-average earnings growth, and other valuation-related factors. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, no longer meets the Fund’s financial criteria or social policy, or when other opportunities appear more attractive.
b.	The information under the heading “Principal Risks” beginning on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Social policy risk – the Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:
• undervalued stocks that do not meet the social criteria could outperform those that do;

• economic or political changes could make certain companies less attractive for investment or
• the social policy could cause the Fund to sell or avoid stocks that subsequently perform well.
Mid-cap risk – medium-sized companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk.
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually may be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Loss of money is a risk of investing in the Fund.
c.	The information under the heading “Portfolio Management – Subadviser” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Neuberger Berman Investment Advisers LLC

d.	The information under the heading “Portfolio Management – Portfolio Managers” on page 4 of the Summary Prospectus is delete in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Ingrid Dyott	Managing Director and Co-Portfolio Manager	Since 2008
Sajjad Ladiwala, CFA	Managing Director, Co-Portfolio Manager	Since 2015

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE